                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 3, 2003

                           Instinet Group Incorporated
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                    000-32717                  13-4134098
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(State or Other Jurisdiction      (Commission File              (IRS Employer
      of Incorporation)                Number)               Identification No.)

3 Times Square, New York, New York                                 10036
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         (Address of Principal Executive Offices)                (Zip Code)

        Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On November 3, 2003, Instinet Group Incorporated ("Instinet") issued a press release announcing that its subsidiaries, the Instinet ECN and Island ECN, soon to be combined into one electronic marketplace branded INET, plan to participate in NASDAQ's SuperMontage in January. The press release is filed as
Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

         Number   Description
         99.1     Press Release of Instinet Group Incorporated issued November
                  3, 2003: INET to join NASDAQ's SuperMontage




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                        INSTINET GROUP INCORPORATED
                                                 Registrant

Date: November 3, 2003
                                        By:   /s/ Alexander Goor
                                           ------------------------
                                           Alexander Goor
                                           Executive Vice President




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                                  EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------
99.1              Press Release of Instinet Group Incorporated issued November
                  3, 2003: INET to join NASDAQ's SuperMontage




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